SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2009

MANHATTAN BANCORP

(Exact name of registrant as specified in its charter)

California	333-140448	20-5344927
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

2141 Rosecrans Avenue, Suite 1160, El Segundo, CA 90245
(Address of principal executive offices)
(Zip code)

(310) 606-8000
(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On October 1, 2009, Manhattan Bancorp (the “Company”), entered into a First Amendment to Operating Agreement of BOM Capital, LLC (formerly Bodi Capital, LLC) (“BOM”) with MBFS Holdings, Inc. (“MBFS”), and Bodi Advisors, Inc. (“Management Company”) (the “Amendment”).  A copy of the Amendment is set forth in Exhibit 99.1 hereto and incorporated by reference herein.  In addition, on October 1, 2009, BOM entered into employment agreements with each of Harold Hermelee, Tad Dahlke and Greg Jacobson with respect to their service as employees of BOM, copies of which employment agreements are annexed hereto as Exhibits 99.2, 99.3 and 99.4, respectively, and which agreements are incorporated by reference herein (the “BOM Employment Agreements”).  Each of the Amendment and the BOM Employment Agreements was entered into in connection with the closing of the transactions contemplated by that certain Membership Interest Purchase Agreement dated as of February 23, 2009 (the “Agreement”) by and among the Company, MBFS, Management Company and BOM, which agreement was joined in by Greg Jacobson, Harold Hermelee and Tad Dahlke (the “Purchase Agreement”).   The Purchase Agreement was described in the Company’s Form 8-K filed with the Securities and Exchange Commission on March 2, 2009.  See Item 8.01 below.

Item 8.01  Other Events

On October 1, 2009, Manhattan Bancorp (the “Company”) consummated the transactions contemplated by the Purchase Agreement, including the acquisition of a 70% ownership interest in BOM which it acquired indirectly through MBFS.  BOM will engage in a “riskless principal” securities trading business as permitted by Section 225.28(b)(7) of Regulation Y of the Rules and Regulations of the Federal Reserve Board.

A press release dated October 7, 2009 was issued with respect to the closing of the transactions contemplated by the Purchase Agreement, a copy of which is included as Exhibit 99.5 annexed hereto.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1	First Amendment to Operating Agreement of BOM Capital, LLC dated October 1, 2009

99.2	Employment Agreement dated October 1, 2009 by and between BOM Capital, LLC and Harold Hermelee

99.3	Employment Agreement dated October 1, 2009 by and between BOM Capital, LLC and Tad Dahlke

99.4	Employment Agreement dated October 1, 2009 by and between BOM Capital, LLC and Greg Jacobson

99.5	Press release dated October 7, 2009

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2009	MANHATTAN BANCORP

	By:	/s/ Dean Fletcher
Dean Fletcher,
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Title

99.1	First Amendment to Operating Agreement of BOM Capital, LLC dated October 1, 2009

99.2	Employment Agreement dated October 1, 2009 by and between BOM Capital, LLC and Harold Hermelee

99.3	Employment Agreement dated October 1, 2009 by and between BOM Capital, LLC and Tad Dahlke

99.4	Employment Agreement dated October 1, 2009 by and between BOM Capital, LLC and Greg Jacobson

99.5	Press release dated October 7, 2009